Exhibit 10.2


                         FIRST AMENDMENT dated as of October 27, 1998
                    (this "Amendment"), to the Credit Agreement, dated
                           ---------
                    as of September 29, 1998 (as amended, supplemented
                    or otherwise modified from time to time, the "Credit
                                                                  ------
                    Agreement"), among PSINET, INC., a corporation
                    ---------
                    organized under the laws of the State of New York (the "Borrower"), the several banks and other financial
                     --------
                    institutions and entities from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as
                                  -------
                    administrative agent (the "Administrative Agent") for
                                               --------------------
                    the Lenders, Fleet National Bank, as syndication agent for the Lenders, and The Bank of New York as documentation agent for the Lenders.


            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

            WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1.  Defined Terms.  Capitalized terms used and not defined herein
                --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

            2.  Amendments to the Credit Agreement.
                -----------------------------------

            (a)  Section 1.01 of the Credit Agreement is hereby amended by:

                  (i) inserting after the definition of "Net Proceeds"
            and before the definition of "Non Hostile Acquisition" the following definition:

                  "'1998 High Yield Notes' means the high yield notes
                    ---------------------
                  issued by the Borrower in November 1998 on substantially the terms described in the Preliminary Offering Memorandum dated October 27, 1998, which do not mature in whole or part, and in respect of which no regularly scheduled amortization of principal is required, earlier than the date which is six months subsequent to the Maturity Date and which are in a minimum aggregate principal amount of $200,000,000, including the Indebtedness represented thereby and refinancings of such Indebtedness; provided that
                  (i) any such refinancing Indebtedness shall not have a greater outstanding principal amount, an earlier maturity date, or a decreased weighted average life than the 1998 High Yield Notes refinanced and
                  (ii) the proceeds of such refinancing Indebtedness shall be used solely to repay the 1998 High Yield Notes refinanced thereby and fees and expenses in connection therewith";

            (b) Section 5.13 of the Credit Agreement is amended by inserting, immediately after the reference to "(a)" the following: "if such Significant Subsidiary is not a Foreign Subsidiary,"

            (c)   Section 6.01 of the Credit Agreement is hereby amended
by:

            (i) inserting, immediately after the reference to "$750,000,000" in clause (B) of subsection (ix) thereof, the following: "less the aggregate principal amount of the 1998 High Yield Notes";

            (ii) deleting the period at the end of subsection (xi) thereof and substituting therefor "; and";

            (iii) inserting the following after subsection 6.01(xi) thereof:

                  "(xii)  the 1998 High Yield Notes issued on terms
            reasonably satisfactory to the Lenders with an aggregate initial public offering price or purchase price not to exceed $300,000,000; provided that the proceeds of such 1998 High Yield Notes shall be used by the Borrower to finance the design, development, acquisition, construction or improvement of real or personal property, tangible or intangible (including, without limitation, IRUs), used or to be used in connection with a Telecommunications Business; provided that any proceeds not in excess of the sum of (x) the difference between $150,000,000 and the outstanding Revolving Exposure and (y) $50,000,000 and any Indebtedness incurred pursuant to Section 6.01(vi)(y), can be used for any lawful purpose."

            (d)  Section 6.08 of the Credit Agreement is hereby amended by:

            (i) deleting the period at the end of subsection (xv) thereof and substituting therefor "; and";

            (ii) inserting the following after subsection (x)(v):

                  "(xvi) the purchase of any of the Senior Notes or
            1998 High Yield Notes pursuant to any offer to purchase required to be made by the Borrower upon the occurrence of a "Change of Control" (as defined in the Senior Note Indenture or the indenture relating to the 1998 High Yield Notes); provided that no such purchase shall be made unless, immediately prior thereto, (x) all outstanding Loans, accrued interest thereon and other amounts payable under this Agreement have been paid in full and (y) all outstanding Letters of Credit have been cash collateralized in accordance with the provisions of Section 2.04(j) (regardless of whether any demand for cash collateral has been made thereunder)."

            3.  No Other Amendments; Confirmation.  Except as expressly
                ----------------------------------
amended, waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            4.  Representations and Warranties.  The Borrower hereby
                -------------------------------
represents and warrants to the Administrative Agent and the Lenders as of the date hereof as follows:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

            (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

            5.  Effectiveness.  This Amendment shall become effective
                --------------
only upon the satisfaction in full of the following conditions precedent:

            (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders; and

            (b) Prior to or contemporaneously with the closing of the issuance and sale by the Borrower of the 1998 High Yield Notes, all outstanding Revolving Loans shall have been prepaid in full.

            6.  Expenses.  The Borrower agrees to reimburse the
                ---------
Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            7.  Governing Law; Counterparts.  (a) This Amendment and
                ----------------------------
the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              PSINET INC.

                                  by
                                      /s/ Edward D. Postal
                                      -------------------------------
                                      Name:  Edward D. Postal
                                      Title:  Senior Vice President
                                          and Chief Financial Officer


                              THE CHASE MANHATTAN BANK,
                              individually and as Administrative
                              Agent,

                                  by
                                      /s/ Mitchell J. Gervis
                                      -------------------------------
                                      Name:  Mitchell J. Gervis
                                      Title:  Vice President


                              FLEET NATIONAL BANK,
                              individually and as Syndication
                              Agent,

                                  by
                                      /s/ Daniel G. Head, Jr.
                                      -------------------------------
                                      Name:  Daniel G. Head, Jr.
                                       Title:  Senior Vice President


                              THE BANK OF NEW YORK,
                              individually and as Documentation
                              Agent,

                                by
                                   /s/ Gerry Granovsky
                                   ----------------------------------
                                  Name:  Gerry Granovsky
                                   Title:  Vice President